THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Lincoln Level Advantage® B-Class

Supplement dated May 24, 2022 to the Prospectus dated May 1, 2022

This supplement serves as notice that the LVIP American Growth Allocation Fund was listed in “Appendix A – Funds Available Under The Contract” in error. This Subaccount is not available for investment under your Contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

Please retain this supplement for future reference.